Exhibit 10.1

Florida Purchaser Legend: In the event that sales of the securities offered hereby are made to five or more persons in Florida, all purchasers in Florida have the right to void the sale of the securities offered hereby within three days after the payment of the purchase price is made to the company, an agent of the company or an escrow agent.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is dated as of June ___, 2019, by and among Predictive Oncology Inc. (f/k/a Precision Therapeutics Inc.), a corporation formed under the laws of the State of Delaware (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.       The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

B.       The Company intends to raise gross proceeds of up to approximately $3.5 million pursuant to the issuance and sale (the “Offering”) of shares of the Company’s Series E Convertible Preferred stock, par value $0.01 per share (the “Series E Preferred Stock”) (which shares of Series E Preferred Stock shall be collectively referred to herein as the “Shares”), with the rights, preferences, powers, restrictions and limitations set forth in the Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”).

C.       Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Shares set forth below such Purchaser’s name on the signature page of this Agreement.

D.       The Company has engaged Dawson James Securities, Inc. as its placement agent for the offering of the Shares on a “reasonable efforts” basis.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

1.              “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

2.              “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

3.              “Business Day” means a day, other than a Saturday or Sunday, on which banks in Minnesota are open for the general transaction of business.

4.              “Closing” has the meaning set forth in Section 2.2(a).

5.              “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the parties to a Closing, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

6.              “Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning set forth in Section 4.1.

Company Counsel” means Maslon LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge of the executive officers of such party having responsibility for the matter or matters that are the subject of the statement.

7.              “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

8.              “Conversion Shares” has the meaning set forth in Section 4.1.

9.              “Damages” has the meaning set forth in Section 4.1.

10.           “Disclosure Materials” means the SEC Reports together with the Subscription Booklet.

11.           “Effective Date” means the date on which the initial Registration Statement required by Section 4.1 is first declared effective by the Commission.

12.           “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

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13.           “GAAP” means U.S. generally accepted accounting principles, as applied by the Company on a consistent basis during the financial periods involved.

14.           “Initial Closing” has the meaning set forth in Section 2.2(a).

15.           “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

16.           “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and subsidiaries, taken as a whole, or (iii) any material adverse impairment to the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

17.           “Minnesota Courts” means the state and federal courts sitting in the City of Minneapolis, Minnesota and Hennepin County, Minnesota.

18.           “Offering” has the meaning set forth in the Recitals.

19.           “Outside Date” means five Trading Days following the date of this Agreement, with the date of this Agreement being the date on which the Company executes and delivers a counterpart to this Agreement that includes at least one Purchaser’s signature.

20.           “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

21.           “Piggyback Registration” has the meaning set forth in Section 4.1.

22.           “Placement Agent” means Dawson James Securities, Inc. and any permitted assigns.

23.           “Purchase Price” means an amount per Share equal to $10,000.

24.           “Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

25.           “Registrable Security” has the meaning set forth in Section 4.1.

26.           “Registration Statement” has the meaning set forth in Section 4.1.

27.           “Required Approvals” has the meaning set forth in Section 3.1(d).

28.           “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

29.           “SEC Reports” has the meaning set forth in Section 3.1(g).

30.           “Securities” mean the Shares issued pursuant to this Agreement.

31.           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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32.           “Series E Preferred Stock ” has the meaning set forth in the Recitals, and also includes any securities into which the Series E Preferred Stock may hereafter be reclassified or changed.

33.           “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

34.           “Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares as indicated on such Purchaser’s signature page to this Agreement next to the heading “Purchase Price (Subscription Amount)”.

35.           “Subscription Booklet” means the materials delivered to each Purchaser by the Placement Agent in connection with the Offering, including, without limitation, a Summary of the Offering, this Agreement, the Schedules to this Agreement (if any) and risk factors.

36.           “Trading Affiliate” has the meaning set forth in Section 3.2(g).

37.           “Trading Day” means (i) a day on which the Common Stock is listed or quoted and may be traded on its primary Trading Market (other than the OTC Markets), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Markets), a day on which the Common Stock may be traded in the over-the-counter market, as reported by the OTC Markets, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

38.           “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Markets on which the Common Stock is listed or quoted for trading on the date in question.

39.           “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

40.           “Transfer Agent” means Corporate Stock Transfer, Inc. or any successor transfer agent for the Company.

ARTICLE II.
PURCHASE AND SALE

2.1  Closings.

(a) Subject to the terms and conditions set forth in this Agreement, at each respective Closing (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares of Series E Preferred Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement by (ii) the Purchase Price, rounded down to the nearest whole Share.

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(b)       Each Purchaser must complete and return a duly executed, unaltered copy of this Agreement (including without limitation the completed Accredited Investor Questionnaire included as Exhibits B hereto) to the Placement Agent in connection with the applicable Closing. The Company and the Placement Agent retain complete discretion to accept or reject any subscription unless and until the Company executes and delivers a counterpart to this Agreement that includes such Purchaser’s signature. Upon the execution and delivery of this Agreement by a Purchaser, such Purchaser shall deposit the amount of readily available funds equal to such Purchaser’s Subscription Amount in a Company account by wire transfer of immediately available funds pursuant to the instructions set forth on Exhibit D.

(c)       The initial purchase and sale of any of the Shares (the “Initial Closing”) shall be held at a date and time designated by the Company and the Placement Agent prior to 11:59 p.m. prevailing Central time on the Outside Date. Each Closing, including the Initial Closing, shall occur at the offices of Company Counsel, located at 90 South 7th Street, Suite 3300, Minneapolis, Minnesota 55402, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified.

(d)       Unless otherwise agreed to by the Company and any Purchaser, the Company shall deliver, or cause to be delivered, a certificate or certificates, registered in such name or names as the Purchaser may designate, representing the Shares purchased by a Purchaser hereunder as soon as practical after the applicable Closing, and in any event within five Business Days, to such Purchaser’s mailing address indicated on its signature page hereto.

2.2  Closing Deliveries.

(a)   On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser (i) this Agreement, duly executed by the Company (the “Company Deliverables”).

(b)   On or prior to each Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)             this Agreement, duly executed by such Purchaser;

(ii)           its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Exhibit D attached hereto; and

(iii)         a fully completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit B.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

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(a)   Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to have, individually or in the aggregate, resulted in a Material Adverse Effect, and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)   Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. There are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s shareholders.

(c)   No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (assuming the correctness of the representations and warranties made by the Purchasers herein), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)   Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of Section 4.1, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

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(e)   Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with applicable federal and state securities laws.

(f)    Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and except as disclosed in the SEC Reports, none of such outstanding shares was issued in violation of any preemptive

(g)   SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, or to the extent corrected by a subsequent restatement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, the amended report on Form 8-K/A filed on May 15, 2019 including certain financial information related to Helomics Holding Corporation (the “Helomics 8-K/A”) and all other reports of the Company filed with the Commission pursuant to the Exchange Act from January 1, 2019 through the date of this Agreement (including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)   Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than compensation to the Placement Agent with respect to the offer and sale of the Securities in the transactions contemplated by this Agreement and documents related hereto.

3.2  Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the applicable Closing Date to the Company and the Placement Agent as follows:

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(a)   Organization; Authority. If such Purchaser is not a natural person, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and (ii) the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)   Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities, as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, subject to the limitations set forth herein and under such securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(c)   Purchaser Status. At the time such Purchaser was offered the Securities, such Purchaser was, and at the date hereof such Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)   General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. Such Purchaser represents that it has a pre-existing relationship with the Placement Agent or with the Company.

(e)   Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)    Access to Information; Review of Risk Factors. Such Purchaser acknowledges that it has had the opportunity to carefully review the Disclosure Materials, including, without limitation, the Subscription Booklet, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser further acknowledges that the Disclosure Materials include the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “March 31, 2019 10-Q”) and the Helomics Form 8-K/A, and that the Purchaser has had the opportunity to review the disclosures in the March 31, 2019 10-Q, including but not limited to the section therein captioned “Risk Factors”. Neither such review and inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in the Transaction Documents.

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(g)   Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby and (2) the tenth (10th) day prior to the date of this Agreement, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, subject to the restrictions set forth in Section 4.8.

(h)   Brokers and Finders. Other than the Company’s obligations to the Placement Agent, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(i)    Limited Ownership. The purchase by such Purchaser of the Securities issuable to it at the applicable Closing will not result in such Purchaser (individually or together with other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Series E Preferred Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of one or more Closings (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Series E Preferred Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred.

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(j)    Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(k)   Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l)    No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Residency; Foreign Securities Laws. Unless such Purchaser resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the United States, such Purchaser acknowledges that the Company will not issue any Securities in compliance with the laws of any jurisdiction outside of the United States and the Company makes no representation or warranty that any Securities issued outside of the United States have been offered or sold in compliance with the laws of the jurisdiction into which such Shares were issued. Any Purchaser not a resident of or formed in the United States warrants to the Company that no filing is required by the Company with any governmental authority in such Purchaser’s jurisdiction in connection with the transactions contemplated hereby. If such Purchaser is domiciled or was formed outside of the United States, such Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. If such Purchaser is domiciled or was formed outside the United States, such Purchaser’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

The Company acknowledges and agrees that no Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

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ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1  Registration Rights. If at any time after the date hereof, the Company shall propose to file any registration statement (other than any registration statement on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto) under the Securities Act in connection with any public offering of the Company’s common stock under the Securities Act whether for its own account or for the account of one or more holders of such securities (the “Registration Statement”), then the Company shall give written notice of such proposed filing to the Purchasers as soon as practicable but not less than 20 days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to each Purchaser the opportunity to register the sale of such number of Registrable Securities of the same class as such Purchaser may request in writing within ten days after receipt of such written notice (such Registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities (as defined below) requested by each Purchaser pursuant to this Section 4.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. Should any Purchasers propose to participate in an underwritten offering, then such Purchaser shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwritten offering by the Company. Notwithstanding the foregoing, if a greater number of Company securities is offered for participation in the proposed offering by selling equity holders than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Registrable Securities proposed to be included by a Purchaser in the Registration Statement, as well as the number of Company securities of any other selling equity holder entitled to have Company securities included in the Registration Statement, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. The Company shall bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the Registration Statement with the Commission, except that each participating Purchaser shall pay all fees, disbursements and expenses of any counsel or expert retained by such Purchaser and all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to the Registrable Securities included in the Registration Statement. Each participating Purchaser agrees to cooperate with the Company in the preparation and filing of any Registration Statement, and in the furnishing of information concerning such Purchaser for inclusion therein. To the extent permitted by law, the Company will indemnify and hold harmless the Purchasers, and the partners, members, officers, directors, and affiliates of the Purchasers, legal counsel and accountants for the Purchasers; any underwriter (as defined in the Securities Act) for each the Purchasers; and each person or entity, if any, who controls the Purchasers or underwriter within the meaning of the Securities Act or the Exchange Act against any Damages (as defined below), and the Company will pay to the Purchasers and each such underwriter, controlling party, or other aforementioned person or entity any legal or other expenses reasonably incurred by them in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred.

For purposes of this Section 4.1, “Registrable Security” means (i) any shares of the Company’s common stock (“Common Stock”) issued or issuable to a Purchaser upon the conversion of any shares of Series E Convertible Preferred Stock held or beneficially owned by a Purchaser (also referred to herein as “Conversion Shares”) and (ii) any shares of Common Stock issued or issuable to a Purchaser with respect to any Conversion Shares by way of a dividend or split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, shares subdivision, distribution, recapitalization, merger, consolidation, other reorganization or other similar event (it being understood that, for purposes of this Agreement, a person shall be deemed to hold Registrable Securities whenever such person in its sole discretion has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).

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For purposes of this Section 4.1, “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement that includes Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

All rights of each Purchaser under this Section 4.1 shall terminate upon the earlier of (i) the date that such Purchaser is permitted to sell all Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale), (ii) the date as of which all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), or (iii) the one-year anniversary of the final Closing.

4.2

(a)      Compliance with Laws. Notwithstanding any other provision of this ARTICLE IV, each Purchaser covenants that the securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that each such Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters or an opinion of counsel, as appropriate), that the securities may be sold pursuant to such rule) or Rule 144A, or (v) in connection with a bona fide pledge as contemplated in Section 4.1(b), except as otherwise provided herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)     Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any applicable state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.2(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

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The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by a Purchaser's transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section4.2(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.2(b) shall continue to bear the legend set forth in this Section 4.2(b) and be subject to the restrictions on transfer set forth in Section4.2(a).

(c)      Removal of Legends. The legend set forth in Section 4.2(b) shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) or Rule 144A, or (iii) such Securities are eligible for sale under Rule 144 without application of the requirements of paragraph (c) thereof. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than two (2) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.

(d)     Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell any of the Securities or any interest therein without complying with the requirements of the Securities Act. While a Registration Statement remains effective, each Purchaser hereunder may sell the shares in accordance with the plan of distribution contained in such Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company at any time after the date any legend is removed pursuant to Section 4.2(c) hereof that no Registration Statement is effective or that the prospectus included in any such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, each Purchaser will refrain from selling such Shares until such time as such Purchaser is notified by the Company that a Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Each Purchaser, severally and not jointly with the other Purchasers, agrees to indemnify the Company for any damages or losses resulting to the Company from such Purchaser’s breach of its covenants set forth in the preceding sentence.

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4.3           Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, until such time as all of the Shares have been either sold or are first eligible for sale without restriction pursuant to Rule 144, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.4  Reporting Status. During the one year period from and after each Closing, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act would otherwise permit such termination.

4.5  Form D and Blue Sky. The Company agrees to file a Form D with respect to the sale of the Shares as required under Regulation D. The Company, on or before each Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at each Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each Closing Date.

4.6  No Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.7  Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder for repayment of certain debt, working capital and general corporate purposes.

4.8  Sales and Confidentiality After the Date Hereof. Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full pursuant to Section 6.16. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

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4.9  Indemnification. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a material breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by such Purchaser of state or federal securities laws or (C) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

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ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of a Purchaser to acquire Shares at a Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)   Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made and as of each Closing Date, as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

(b)   Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to each Closing;

(c)   No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)   Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e)   Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted or reasonably could result in a Material Adverse Effect;

(f)    No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of each Closing Date, by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened, as of each Closing Date, either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market;

(g)   Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(h)   Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

5.2           Conditions Precedent to the Obligations of the Company to Sell Securities. The Company's obligation to sell and issue the Shares at each Closing is subject to the fulfillment to the satisfaction of the Company on or prior to each Closing Date of the following conditions, any of which may be waived by the Company:

(a)   Representations and Warranties. With respect to each Purchaser, the representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made, and as of the applicable Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

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(b)   Performance. With respect to each Purchaser, such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the applicable Closing Date;

(c)   No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)   Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e)   Purchasers Deliverables. Each Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b); and

(f)    Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI.
MISCELLANEOUS

6.1           Fees and Expenses. The Company and each Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agents’ fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2           Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after each Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3  Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), or personally delivered and shall be deemed given when so delivered or if mailed, two (2) days after such mailing. The address for such notices and communications shall be as follows:

If to the Company:	Predictive Oncology Inc.
2915 Commers Drive, Suite 900
Eagan, Minnesota 55121
Attention: Bob Myers, CFO

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With a copy to:	Maslon LLP
90 South Seventh Street, Suite 3300
Minneapolis, MN 55402
Attention: Martin R. Rosenbaum, Esq.

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with this Agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Placement Agent is intended third party beneficiaries of Article III hereof and the Placement Agent may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Minnesota Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such Minnesota Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence an Action to endorse any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation preparation and prosecution of such Action.

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6.9  Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of the Securities until the one year anniversary of each Closing.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

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6.14         Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Series E Preferred Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Series E Preferred Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.15         Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

6.16         Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Initial Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Initial Closing has not been consummated on or prior to 5:00 p.m. (prevailing Minneapolis time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of each Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.16, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

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[SIGNATURE PAGES FOLLOW]

21

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PREDICTIVE ONCOLOGY INC.

By:
Name:
Title:

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[SIGNATURE PAGE for purchaser FOLLOWS]

22

NAME OF PURCHASER:
(If an individual, please provide full first, middle and last name)

By:
Name:
Title:

Purchase Price (Subscription Amount): $

Number of Shares to be acquired:

Address for Notice:

Attention:

Telephone No.:
Facsimile No.:
E-mail:

Signature Page to Securities Purchase Agreement

EXHIBITS:

A:	Certificate of Designation for Series E Convertible Preferred Stock

B:	Accredited Investor Questionnaire

C:	Wire Instructions

SCHEDULES:

Schedule 3.1: None

Instruction Sheet for Subscribers

FORM W-9

[Remainder of page intentionally left blank]

Exhibit A

Certificate of Designation

Intentionally omitted

See:

3.1       Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (incorporated by reference to Form 8-K filed June 19, 2019)

A-1

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:     Predictive Oncology Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of Series E Convertible Preferred stock, par value $0.01 per share (collectively, the “Securities”), of Predictive Oncology Inc. (f/k/a Precision Therapeutics Inc.), a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.     BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

B-1

Were you formed for the purpose of investing in the securities being offered?

Yes ____   No ____

If an individual (or, if two individuals holding as joint tenants with right of survivorship (JTWROS), both should execute this Agreement):

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

Age:	Citizenship:	Where registered to vote:

Are you a director or executive officer of the Corporation?

Yes ____   No ____

PART B.     ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

Accredited Investor - Individuals. The investor is an individual and:

☐	(i)	You have a net worth, or a joint net worth together with your spouse, in excess of $1,000,000. (In calculating net worth: (A) your primary residence should not be included as an asset, (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of such primary residence, should not be included as a liability, and (iii) indebtedness that is secured by your primary residence in excess of its estimated fair market value should be included as a liability.)

☐	(ii)	You had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year.

☐	(iii)	You had joint income with his or her spouse in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐	(iv)	You are a director or executive officer of the Company.

B-2

Accredited Investor - Entities. The investor is an entity and:

☐	(v)	The investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as applicable):

	☐	(1) an organization described in Section 501(c)(3) of the Internal Revenue Code; or

	☐	(2) a corporation or a limited liability company; or

	☐	(3) a Massachusetts or similar business trust; or

	☐	(4) a partnership.

☐	(vi)	The investor is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.

☐	(vii)	The investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	(viii)	The investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

☐	(ix)	The investor is either:

	☐	(1) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

	☐	(2) an insurance company as defined in Section 2(13) of the Securities Act; or

	☐	(3) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; or

	☐	(4) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

	☐	(5) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) the plan is a self-directed plan with investment decisions made solely by persons who are accredited investors.

☐	(x)	All of the equity owners of the investor meet one of the tests set forth in (i) through (ix) above. If the investor belongs to this investor category only, list the equity owners of the investor, and the investor category which each such equity owner satisfies (continue on a separate piece of paper, if necessary):

B-3

PART C.     FINRA AFFILIATION

Are you associated with an FINRA member firm (please check one):

☐ Yes      ☐ No

If Yes, please be advised that you are required under FINRA Conduct rule 3040 (a) and (b) to provide written notice to the FINRA member with which you are associated describing in detail this offering and your role in this offering, and stating whether you have received or may receive selling compensation in connection with this offering.

B-4

A.	FOR EXECUTION BY AN INDIVIDUAL:

By
	Date	Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By
	Date	Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required):

Entity Name:
(if applicable)

	Date	By
Print Name:
Title:

Entity Name:

By
	Date	Print Name:
Title:

B-5

EXHIBIT C

WIRE INSTRUCTIONS

C-1

Schedule 3.1(d)

The Company filed with The Nasdaq Stock Market a Notification Form for Listing of Additional Shares in connection with the transactions contemplated by this Agreement (the “Additional Listing Notification”) on May 14, 2019. Pursuant to Rule 5250(e)(2) of the Marketplace Rules of The Nasdaq Stock Market, Inc., such Notification Form is required to be filed 15 calendar days prior to issuing any common stock, or any security convertible into common stock in a transaction that may result in the potential issuance of common stock (or securities convertible into common stock) greater than 10% of either the total shares outstanding or the voting power outstanding on a pre-transaction basis.

SCH-1

Instruction Sheet

(to be read in conjunction with the entire

Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Provide the information regarding the Purchaser requested on the signature page. The Securities Purchase Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit B – Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Complete and sign the Form W-9 enclosed herewith.

4.	Return the signed Securities Purchase Agreement, Accredited Investor Questionnaire and Form W-9 to:

Dawson James Securities, Inc.

1 North Federal Highway – Suite 500

Boca Raton, Florida 33432

Attention: Monique Maclaren

Tel: (561) 391-5555

Fax: (561) 391-5757

Email:mmaclaren@dawsonjames.com

B.	Wire funds for the purchase of the Securities the Company. Instructions regarding the transfer of funds for the purchase of Securities is set forth on Exhibit C to the Securities Purchase Agreement.

Instruction Sheet